RESTRICTIONS ON CASH AND DUE FROM BANK ACCOUNTS	12 Months Ended
Dec. 31, 2011
Restrictions On Cash And Due From Bank Accounts [Abstract]
Restrictions On Cash And Due From Bank Accounts [Text Block]
Restrictions On Cash And Due From Bank Accounts

First Financial's bank subsidiary is required to maintain average reserve balances either in the form of vault cash or reserves held on deposit with the Federal Reserve Bank, Federal Home Loan Bank, or in pass-through reserve accounts with correspondent banks. The average amounts of these required reserve balances, based upon the average level of First Financial's transaction accounts, for 2011 and 2010 were approximately $33.3 million and $30.6 million, respectively.